Exhibit 99.1 LivePerson Names John Sabino as CEO Seasoned enterprise software and customer experience leader joins leading conversational AI company NEW YORK, Jan. 9, 2024 – LivePerson, Inc. (NASDAQ: LPSN), the global leader in enterprise conversations, today announced that its Board of Directors has appointed John Sabino as CEO, effective January 10, 2024. Sabino will also become a member of the LivePerson Board on that date. Sabino’s appointment was unanimously approved by the Board following a thorough and deliberate search process conducted by a committee composed of independent directors. Sabino is a seasoned and highly successful business leader with deep domain experience in enterprise software, SaaS, call center operations and technology, and digital business — with an extensive track record of building high-performing organizations, scaling operations, and delivering rapid growth and transformation. He most recently served as Chief Customer Officer of VMware (recently acquired by Broadcom) from October 2021 through January 8, 2024, where he led the company’s 7,000-person global Customer Experience and Success organization, growing revenue to $1.3 billion and overseeing customer experience for over 350,000 customers, while improving consumption and SaaS license conversions by over 50%. Previously, Sabino served as Chief Customer Officer of Splunk, a leading provider of cybersecurity and observability technology, where he oversaw customer experience for Splunk’s more than 18,000 customers and a revenue stream of over $950 million, and as Chief Operating Officer of GE Digital, a $1 billion provider of IoT and infrastructure software, where he led operations and oversaw strategy, go-to- market, and technology infrastructure. He has also held executive roles leading commercial operations and strategic initiatives at GE Capital and NBC Universal, and started his career as a captain in the United States Army. "With his proven track record delivering growth and operational excellence at scale, passion for customer centricity, and extensive experience leading and inspiring global teams, John is the ideal leader to advance LivePerson’s growth and profitability initiatives," said Jill Layfield, Chair of the LivePerson Board of Directors. "The Board worked diligently to find the right candidate to lead the company forward, including robust evaluation of key elements critical to unlocking value for our shareholders, customers, and stakeholders. We are confident John is that person." "LivePerson has long been a category leader in conversational AI, delivering digital transformation at scale to many of the world’s largest and best-known brands," said John Sabino, LivePerson’s incoming CEO. "I am thrilled to have the opportunity to join the company at this exciting time of growth for conversational AI and customer engagement technologies. I look forward to working with the exceptional team at LivePerson, and partnering with Jill and the Board to build on the company’s sophisticated platform capabilities, capture the market opportunity, and deliver enhanced value for our clients, partners, shareholders, and employees.” John Collins, who has served as LivePerson’s Interim CEO and CFO since August 2023, will continue with the company in an expanded leadership role as Chief Financial Officer and Chief Operating Officer. "On behalf of the Board, I also want to thank John Collins for his outstanding leadership during this transition,” said Layfield. “John delivered significant progress in a short period of time, refocusing the

Exhibit 99.1 company on its core strengths and establishing a strong and data-centric foundation to support execution. We look forward to his continued positive impact in the expanded role of CFO and COO, and to partnering with John Sabino and the entire leadership team to fulfill LivePerson’s potential as one of the world's leading platforms for conversational AI, customer engagement, and digital transformation." To learn more about LivePerson and its solutions for enterprise conversations, visit liveperson.com. About LivePerson, Inc. LivePerson (NASDAQ: LPSN) is the global leader in enterprise conversations. Hundreds of the world's leading brands — including HSBC, Chipotle, and Virgin Media — use our award-winning Conversational Cloud platform to connect with millions of consumers. We power nearly a billion conversational interactions every month, providing a uniquely rich data set and safety tools to unlock the power of Conversational AI for better business outcomes. Fast Company named us the #1 Most Innovative AI Company in the world. To talk with us or our AI, please visit liveperson.com. Forward-Looking Statements Statements in this press release regarding LivePerson that are not historical facts are forward-looking statements and are subject to risks and uncertainties that could cause actual future events or results to differ materially from such statements. Any such forward-looking statements, including but not limited to financial guidance, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. It is routine for our internal projections and expectations to change over time, and therefore it should be clearly understood that the internal projections and beliefs upon which we base our expectations may change. Although these expectations may change, we are under no obligation to inform you if they do. Some of the factors that could cause actual results to differ materially from the forward- looking statements contained herein include, without limitation: our ability to retain key personnel, attract new personnel and to manage staff attrition; strain on our personnel resources and infrastructure from supporting our existing and growing customer base; our ability to retain existing customers and cause them to purchase additional services and to attract new customers; major public health issues; the ability to successfully integrate past or potential future acquisitions; our ability to secure additional financing to execute our business strategy; lengthy sales cycles; delays in our implementation cycles; payment- related risks; potential fluctuations in our quarterly revenue and operating results; the material weakness in our internal controls and limitations on the effectiveness of our controls; non-payment or late payment of amounts due to us from a significant number of customers; volatility in the capital markets; recognition of revenue from subscriptions; customer retention and engagement; our ability to develop and maintain successful relationships with partners, service partners, social media and other third-party consumer messaging platforms and endpoints; our ability to effectively operate on mobile devices; the highly competitive markets in which we operate; general economic conditions; failures or security breaches in our services, those of our third party service providers, or in the websites of our customers; regulation or possible misappropriation of personal information belonging to our customers’ Internet users; US and international laws and regulations regarding privacy and data protection and increased public scrutiny of privacy and security issues that could result in increased government regulation and other legal obligations; new regulatory or other legal requirements that could materially impact our business; governmental export controls and economic sanctions; industry-specific regulation and unfavorable industry-specific laws, regulations or interpretive positions; future regulation of the Internet or mobile devices; technology-related defects that could disrupt the LivePerson services; our ability to protect our intellectual property rights or potential infringement of the intellectual property rights of third parties; the use of AI in our product offerings; the presence of, and difficulty in correcting, errors, failures or “bugs” in our products; our ability to license necessary third party software for use in our products and services,

Exhibit 99.1 and our ability to successfully integrate third party software; potential adverse impact due to foreign currency and cryptocurrency exchange rate fluctuations; additional regulatory requirements, tax liabilities, currency exchange rate fluctuations and other risks if and as we expand; risks related to our operations in Israel; potential failure to meeting service level commitments to certain customers; legal liability and/or negative publicity for the services provided to consumers via our technology platforms; technological or other defects that could disrupt or negatively impact our services; our ability to maintain our reputation; changes in accounting principles generally accepted in the United States; natural catastrophic events and interruption to our business by man-made problems; potential limitations on our ability to use net operating losses to offset future taxable income; risks related to our common stock being traded on more than one securities exchange; and other factors described in the "Risk Factors" section of the Company's Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 16, 2023. This list is intended to identify only certain of the principal factors that could cause actual results to differ from those discussed in the forward-looking statements. Readers are referred to the Company’s reports and documents filed from time to time by us with the Securities and Exchange Commission for a discussion of these and other important factors that could cause actual results to differ from those discussed in forward-looking statements. Media Contact: Mike Tague mtague@liveperson.com IR Contact Jon Perachio jperachio@liveperson.com